UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2017 (June 22, 2017)

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

One Coca-Cola Plaza
Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act           ☐

Item 8.01                                           Other Events.

On June 22, 2017, the Company completed a cash tender offer and consent solicitation (the “Offer and Solicitation”) for nine series of outstanding debt securities (the “CCR Notes”) issued by its wholly owned subsidiary Coca-Cola Refreshments USA, Inc. (“CCR”). The Offer and Solicitation was made pursuant to a offer to purchase and consent solicitation statement (the “Original Statement”), dated May 22, 2017, as amended on June 6, 2017 (as amended, the “Amended Statement”). The CCR Notes include the 8.000% Debentures due September 15, 2022, 6.750% Debentures due September 15, 2023, 7.000% Debentures due October 1, 2026, 6.950% Debentures due 2026, 6.750% Debentures due 2028, 6.700% Debentures due 2036, 5.710% Medium-Term Notes, 6.750% Debentures due 2038 and 7.000% Debentures due 2098.

In connection with the Offer and Solicitation, the Company and CCR entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated the date hereof, among the Company, CCR and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), with respect to the Closing CCR Notes. The Second Supplemental Indenture effects certain amendments to the Indenture dated as of July 30. 1991 (the “Base Indenture”), as amended by a First Supplemental Indenture dated as of January 29, 1992 (the “First Supplemental Indenture”), between CCR and the Trustee.

Additionally, the Second Supplemental Indenture provides for full and unconditional guarantees of the Closing CCR Notes, issued by the Company (the “Company Guarantees”). The Company Guarantees will be unsecured and unsubordinated obligations of the Company and will rank equally in right of payment with all of the Company’s other unsecured and unsubordinated debt (including any unsecured and unsubordinated guarantees of the Company’s subsidiaries’ indebtedness).

The Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•                  should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                  may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•                  may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•                  were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit 4.1

Indenture, dated as of July 30, 1991, between Coca-Cola Refreshments USA, Inc. and Deutsche Bank Trust Company Americas, as trustee incorporated herein by reference to Exhibit 4.1 to Coca-Cola Refreshments USA, Inc.’s Current Report on Form 8-K filed on July 30, 1991.

Exhibit 4.2

First Supplemental Indenture, dated as of dated as of January 29, 1992, to Amended and Restated Indenture, July 30, 1991, between the Coca-Cola Refreshments USA, Inc. and Deutsche Bank Trust Company Americas, as trustee incorporated herein by reference to Exhibit 4.01 to Coca-Cola Refreshments USA, Inc.’s Current Report on Form 8-K filed on February 12, 1991.

Exhibit 4.3

Second Supplemental Indenture, dated as of June 22, 2017, to Amended and Restated Indenture, dated as of July 30, 1991, as amended, between the among Coca-Cola Refreshments USA, Inc., The Company and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: June 23, 2017	By:	/s/ Larry M. Mark
Name: Larry M. Mark
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1

Indenture, dated as of July 30, 1991, between Coca-Cola Refreshments USA, Inc. and Deutsche Bank Trust Company Americas, as trustee incorporated herein by reference to Exhibit 4.1 to Coca-Cola Refreshments USA, Inc.’s Current Report on Form 8-K filed on July 30, 1991.

Exhibit 4.2

First Supplemental Indenture, dated as of dated as of January 29, 1992, to Amended and Restated Indenture, July 30, 1991, between the Coca-Cola Refreshments USA, Inc. and Deutsche Bank Trust Company Americas, as trustee incorporated herein by reference to Exhibit 4.01 to Coca-Cola Refreshments USA, Inc.’s Current Report on Form 8-K filed on February 12, 1991.

Exhibit 4.3

Second Supplemental Indenture, dated as of June 22, 2017, to Amended and Restated Indenture, dated as of July 30, 1991, as amended, between the among Coca-Cola Refreshments USA, Inc., The Company and Deutsche Bank Trust Company Americas, as trustee.